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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported): June 16, 2000


                     [VLASIC FOODS INTERNATIONAL INC. LOGO]

             (Exact name of registrant as specified in its charter)

       New Jersey                  1-13933                  52-2067518
(State of Incorporation)         (Commission       (IRS Employer Identification
                                  File Number)                   No.)



                                  Vlasic Plaza
                              Six Executive Campus
                       Cherry Hill, New Jersey 08002-4112
                          (Principal Executive Offices)

                        Telephone Number: (856) 969-7100
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ITEM 5.  OTHER EVENTS

      Effective June 16, 2000, we received an extension from our senior credit facility bank syndicate of our existing waiver, through June 28, 2000, of certain covenants of that facility while we and the syndicate continue to negotiate a longer-term extension of the waiver.

      On June 28, 2000, we announced that an agreement in principle was reached with our senior credit facility bank syndicate to extend our existing waiver of certain covenants of that facility through February 28, 2001, subject to mutually acceptable documentation.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

      (10.1) Waiver No. 4 Under Amended and Restated Credit Agreement.

      (99.1) Press Release dated June 19, 2000 announcing the extension of our existing waiver through June 28, 2000 from our senior credit facility bank syndicate.

      (99.2) Press Release dated June 28, 2000 announcing an agreement in principle was reached whereby our existing waiver will be extended through February 28, 2001, subject to mutually acceptable documentation.


                                    SIGNATURE



   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    VLASIC FOODS INTERNATIONAL INC.




Date:  June 29, 2000             By:       /s/  Joseph Adler
                                    --------------------------------------
                                                Joseph Adler
                                        Vice President and Controller
                                     (Principal Financial and Accounting
                                                  Officer)